UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07318

Pioneer Series Trust VIII
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  November 30, 2021

Date of reporting period: December 1, 2020 through May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer International Equity Fund
Semiannual Report | May 31, 2021
A: PIIFX	C: PCITX	Y: INVYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer International Equity Fund | Semiannual Report | 5/31/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 now behind us, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in both virus cases and related hospitalizations, have had a positive effect on overall market sentiment, even as the emergence of highly infectious variants of the virus in certain areas has led to increased volatility.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income and capital gains tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.

2 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering potential risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
July 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 3

Portfolio Management Discussion | 5/31/21
In the following interview, Marco Pirondini discusses the market environment for international equities and the factors that influenced the Fund’s performance during the six-month period ended May 31, 2021. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Brian Chen, a vice president and a portfolio manager at Amundi US, and Jeff Sacknowitz*, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the six-month period ended May 31, 2021?
A Pioneer International Equity Fund’s Class A shares returned 18.59% at net asset value during the six-month period ended May 31, 2021, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) NR Index (the MSCI Index)1, returned 15.19%. During the same six-month period, the average return for the 776 mutual funds in Morningstar’s Foreign Large Blend Funds category was 16.04%.
Q How would you characterize the investment environment for international equities during the six-month period ended May 31, 2021?
A International equity markets delivered strong performance during the six-month period, continuing a trend that began just over a year ago following the COVID-19-induced market sell-off. In late 2020, the rally in the equity markets had gained new momentum with the rollout of first approved COVID-19 vaccines, which raised hopes for an expedited reopening of global economies. Many investors believed that the vaccines,

* Mr. Sacknowitz became a portfolio manager on the Fund effective April 1, 2021.
1  The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer International Equity Fund | Semiannual Report | 5/31/21

in conjunction with ongoing stimulus efforts by central banks and governments around the world, would boost economic growth rates. That optimism had, by period end, propelled international stock markets significantly higher compared with pre-pandemic levels.
After lagging behind global markets in the early phases of the global recovery, European equities led performance in the international developed markets for the six-month period. Optimism about the economic reopening across Europe and new steps taken by the countries of the European Union (EU) to help boost economic growth via “federalized” fiscal support propelled the market rally in Europe. At the same time, the developed Asian markets underperformed Europe for the period, due to a slower pace of vaccination roll-outs in the region, particularly in Japan, and a third wave of COVID-19 infections in many Asian countries. That said, Asian and Japanese equities still delivered positive results over the full six-month period.
Q Which of your investment strategies or individual portfolio holdings contributed to the Fund’s outperformance of the MSCI Index during the six-month period ended May 31, 2021?
A Stock selection results were the primary driver of the Fund’s benchmark-relative outperformance during the six-month period. The top positive individual contributor to the Fund’s benchmark-relative returns was a position in Ashtead, a UK-based company specializing in renting out construction and other industrial equipment. The company has benefited from a combination of its increased share of the equipment-rental market, particularly in the United States, and from expectations for strong growth in the overall rental market given that construction and infrastructure spending could increase as the global economy reopens.
The second-best performing stock in the portfolio for the six-month period was Stellantis. Stellantis is a new company created by the recent merger of Fiat-Chrysler and Peugeot. The company’s stock price rallied during the period in response to rebounding automobile markets combined with the attractive valuation of the shares.
Seven & i Holdings, a Japanese company, was the third-best performing stock for the Fund during the six-month period, and contributed significantly to benchmark-relative outperformance. The shares rose steadily in price over the period, driven by optimism about the company’s potential earnings power from its purchase of the “Speedway”

Pioneer International Equity Fund | Semiannual Report | 5/31/21 5

line of gasoline stations in the United States from Marathon Petroleum (not a Fund holding). Seven & i’s stock also experienced a boost from expectations that management’s commitment to improve returns domestically within Japan may prove fruitful.
Finally, the Fund’s position in KB Financial, South Korea’s largest bank, benefited relative performance for the period, due to myriad factors. First, Korea has generally managed the COVID-19 pandemic effectively; therefore, the country’s gross domestic product (GDP) has contracted far less than the GDPs in the US and Europe. Second, KB Financial has taken steps to become much more shareholder-friendly. Over the last 18 months, the company has initiated share buybacks, and then canceled those shares for the first time in its history. Those actions, combined with other factors, have resulted in a solid return for shareholders.
Third, the company’s stock valuation was attractive, in our view, with the shares trading at what we believed was a substantial discount to the shares of KB’s global counterparts with similar return profiles.
With regard to asset allocation, the Fund’s overweight position in financials versus the MSCI Index, along with underweights in health care and utilities, augmented benchmark-relative performance over the six-month period.
Q Which strategies or individual portfolio holdings detracted from the Fund’s benchmark-relative performance results during the six-month period ended May 31, 2021?
A The individual portfolio position that detracted most from the Fund’s relative performance during the six-month period was Alibaba. In addition to providing e-commerce and internet infrastructure through its global subsidiaries, Alibaba is one of China’s largest cloud providers and holds a 33% stake in China’s largest “fintech” (financial technology) platform. The e-commerce giant’s stock sold off during the period due to concerns about government-regulatory risks for large Chinese internet companies, as investors feared that increased regulations would weigh on Alibaba’s future earning power. We continue to hold the position in the portfolio, as we believe Alibaba gives the Fund exposure to some of the most attractive segments of the China growth story.

6 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Our decision not to invest in ASML, a semiconductor company, was another detractor from the Fund’s benchmark-relative performance. ASML, which was a strong performer over the period, saw its share price rise on surging demand amid a global semiconductor shortage. While we were optimistic regarding the broader semiconductor market and had positioned the Fund with an overweight exposure to the industry versus the MSCI Index, we preferred to invest the portfolio in other semiconductor companies that we felt offered better risk/reward potential.
RWE, a multinational energy-production company utilizing coal, gas, and renewable sources, was the third-biggest detractor from the Fund’s benchmark-relative returns for the period. RWE underperformed due to a more competitive landscape. With more entrants coming into the industry, market participants have grown concerned that future returns on renewable projects could be lower than anticipated. We have retained the Fund’s RWE position, given our view that demand for renewable power may experience strong growth over the next decade.
Hoya, a Japanese manufacturer of medical and high-tech products, including photomasks used in the manufacturing of semiconductor chips, was yet another detractor from the Fund’s relative performance. Hoya’s share price declined due in part to the rotation of the market towards more-cyclical, value-oriented stocks. We have retained the Fund’s position, due to the strength of Hoya’s various business lines and what we see as its sustainable competitive advantages.
With regard to asset allocation, the Fund did not experience any major performance setbacks for the six-month period, though the portfolio’s slight overweight to the energy sector versus the MSCI Index had a minor negative effect on relative returns.
Q Did the Fund have any derivatives exposure during the six-month period ended May 31, 2021?
A The Fund did not have any exposure to derivatives during the period.
Q What is your outlook, and how is the Fund positioned heading into the second half of its fiscal year?
A We continue to believe the post-COVID-19 economic recovery could lend support to the international markets during the second half of 2021. Vaccination efforts in Europe and Asia have lagged those in the United States, and so the benefits of reopening in those regions could happen at
Pioneer International Equity Fund | Semiannual Report | 5/31/21 7

a slower pace than in the US, in our view. Although some of the timelines for reopening across Europe have been delayed, the path to reopening seems clear, and we believe the economic benefits could follow. In Japan, the vaccination effort was surprisingly slow initially, but has since gained momentum. Finally, we believe the fiscal stimulus from governments and the continued loose monetary policies of central banks in Europe and Japan may further strengthen the economic outlook.
However, we would note that given the strong rebound in the equity markets since March 2020, stock prices as of period-end seemed to have already reflected a significant portion of the economic recovery. Accordingly, we have focused the Fund’s investments on companies that we believe feature idiosyncratic characteristics, such as changing market positioning, improving corporate governance, and the potential to benefit from the post-pandemic environment.
Based on our outlook, we have overweighted the Fund versus the MSCI Index in sectors such as financials and energy. We believe that improving economic conditions could permit the Fund’s holdings in those sectors to achieve positive earnings results. On the other hand, we have positioned the Fund with lower weightings relative to the benchmark in sectors such as real estate, consumer staples, and utilities, where we have found fewer stocks that fit our criteria with regard to favorable risk/reward balance.

8 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Please refer to the Schedule of Investments on pages 17–22 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 9

Portfolio Summary | 5/31/21
Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)

10 Largest Holdings
(As a percentage of total investments)*
1.	KB Financial Group, Inc.	3.70%
2.	Seven & i Holdings Co., Ltd.	3.28
3.	Stellantis NV	3.26
4.	Royal Dutch Shell Plc, Class B (A.D.R.)	3.11
5.	Sumitomo Mitsui Financial Group, Inc.	3.11
6.	Schneider Electric SE	2.98
7.	Deutsche Telekom AG	2.91
8.	Koninklijke Philips NV	2.53
9.	Sony Corp.	2.37
10.	Samsung Electronics Co., Ltd.	2.27

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Prices and Distributions | 5/31/21
Net Asset Value per Share

Class	5/31/21	11/30/20
A	$28.41	$24.00
C	$24.46	$20.70
Y	$28.44	$24.06

Distributions per Share: 12/1/20–5/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0461	$ —	$ —
C	$ —	$ —	$ —
Y	$0.1437	$ —	$ —

Index Definition
The MSCI EAFE NR Index is an unmanaged, commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 11

Performance Update | 5/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer International Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.

Average Annual Total Returns
(As of May 31, 2021)
	Net	Public	MSCI
	Asset	Offering	EAFE
	Value	Price	NR
Period	(NAV)	(POP)	Index
10 Years	5.53%	4.91%	5.88%
5 Years	9.85	8.55	9.77
1 Year	46.26	37.85	38.41

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross	Net
1.51%	1.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Performance Update | 5/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.

Average Annual Total Returns
(As of May 31, 2021)
			MSCI
			EAFE
	If	If	NR
Period	Held	Redeemed	Index
10 Years	4.62%	4.62%	5.88%
5 Years	8.91	8.91	9.77
1 Year	45.16	45.16	38.41

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross	Net
2.22%	2.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2022 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 13

Performance Update | 5/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.

Average Annual Total Returns
(As of May 31, 2021)

	Net	MSCI
	Asset	EAFE
	Value	NR
Period	(NAV)	Index
10 Years	5.96%	5.88%
5 Years	10.28	9.77
1 Year	46.97	38.41

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross	Net
0.96%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

14 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund
Based on actual returns from December 1, 2020 through May 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 12/1/20
Ending Account	$1,185.90	$1,181.60	$1,188.70
Value (after expenses)
on 5/31/21
Expenses Paid	$6.27	$10.71	$3.82
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.97%, and 0.70%, for Class A, C and Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Pioneer International Equity Fund | Semiannual Report | 5/31/21 15

 Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2020 through May 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 12/1/20
Ending Account	$1,019.20	$1,015.11	$1,021.44
Value (after expenses)
on 5/31/21
Expenses Paid	$5.79	$9.90	$3.53
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.97%, and 0.70%, for Class A, C and Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

16 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Schedule of Investments | 5/31/21
(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 97.3%
COMMON STOCKS — 97.3% of Net Assets
Aerospace & Defense — 1.5%
138,577	Hensoldt AG	$ 2,330,358
	Total Aerospace & Defense	$ 2,330,358
Airlines — 0.7%
56,896(a)	JET2 Plc	$ 1,088,768
	Total Airlines	$ 1,088,768
Automobiles — 4.3%
258,102	Stellantis NV	$ 5,055,483
22,100	Toyota Motor Corp.	1,831,443
	Total Automobiles	$ 6,886,926
Banks — 15.5%
243,023(a)	ABN AMRO Bank NV (144A)	$ 3,252,927
8,083,000	Bank of China, Ltd., Class H	3,062,493
38,283	BNP Paribas S.A.	2,639,474
328,053	Grupo Financiero Banorte S.A.B de CV, Class O	2,239,510
112,062	KB Financial Group, Inc.	5,739,318
511,300	Mitsubishi UFJ Financial Group, Inc.	2,939,735
131,800	Sumitomo Mitsui Financial Group, Inc.	4,813,491
	Total Banks	$ 24,686,948
Beverages — 2.1%
69,600	Asahi Group Holdings, Ltd.	$ 3,364,554
	Total Beverages	$ 3,364,554
Capital Markets — 3.5%
24,611	Euronext NV (144A)	$ 2,615,162
184,415	UBS Group AG	3,011,300
	Total Capital Markets	$ 5,626,462
Chemicals – 3.4%
20,640	International Flavors & Fragrances, Inc.	$ 2,924,069
3,389	LG Chem, Ltd.	2,530,334
	Total Chemicals	$ 5,454,403
Construction Materials — 2.1%
64,999	CRH Plc	$ 3,398,290
	Total Construction Materials	$ 3,398,290
Containers & Packaging — 1.2%
34,685	Smurfit Kappa Group Plc	$ 1,844,307
	Total Containers & Packaging	$ 1,844,307

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 17

Schedule of Investments | 5/31/21
(unaudited) (continued)

Shares		Value
Diversified Telecommunication Services — 2.8%
216,730	Deutsche Telekom AG	$ 4,511,934
	Total Diversified Telecommunication Services	$ 4,511,934
Electrical Equipment — 4.7%
183,300	Mitsubishi Electric Corp.	$ 2,860,388
28,973	Schneider Electric SE	4,609,560
	Total Electrical Equipment	$ 7,469,948
Electronic Equipment, Instruments &
Components — 3.4%
49,006	Samsung Electronics Co., Ltd.	$ 3,522,041
3,239	Samsung SDI Co., Ltd.	1,861,004
Total Electronic Equipment, Instruments &
	Components	$ 5,383,045
Food & Staples Retailing — 3.7%
11,844	Magnit PJSC	$ 873,434
115,200	Seven & i Holdings Co., Ltd.	5,082,380
	Total Food & Staples Retailing	$ 5,955,814
Food Products — 0.2%
5,312	Danone S.A.	$ 378,443
	Total Food Products	$ 378,443
Health Care Equipment & Supplies — 5.4%
21,200	Hoya Corp.	$ 2,787,485
69,379	Koninklijke Philips NV	3,917,053
14,323	Medtronic Plc	1,813,149
	Total Health Care Equipment & Supplies	$ 8,517,687
Health Care Providers & Services — 1.1%
32,526	Fresenius SE & Co. KGaA	$ 1,769,879
	Total Health Care Providers & Services	$ 1,769,879
Hotels, Restaurants & Leisure — 1.6%
112,607(a)	Compass Group Plc	$ 2,566,230
	Total Hotels, Restaurants & Leisure	$ 2,566,230
Household Durables — 4.0%
60,785	Persimmon Plc	$ 2,720,890
37,000	Sony Corp.	3,677,321
	Total Household Durables	$ 6,398,211
Industrial Conglomerates — 2.7%
13,393	Siemens AG	$ 2,201,877
48,900	Toshiba Corp.	2,069,377
	Total Industrial Conglomerates	$ 4,271,254

The accompanying notes are an integral part of these financial statements.

18 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Shares		Value
Insurance — 3.7%
4,443	Allianz SE	$ 1,178,284
172,500	Ping An Insurance Group Co. of China, Ltd., Class H	1,883,121
6,836	Zurich Insurance Group AG	2,876,830
	Total Insurance	$ 5,938,235
Internet & Direct Marketing Retail — 1.6%
92,700(a)	Alibaba Group Holding, Ltd.	$ 2,485,142
	Total Internet & Direct Marketing Retail	$ 2,485,142
IT Services — 1.0%
10,867	International Business Machines Corp.	$ 1,562,023
	Total IT Services	$ 1,562,023
Life Sciences Tools & Services — 1.3%
3,249	Lonza Group AG	$ 2,102,709
	Total Life Sciences Tools & Services	$ 2,102,709
Media — 1.1%
372,492(a)	Atresmedia Corp. de Medios de Comunicacion S.A.	$ 1,825,756
	Total Media	$ 1,825,756
Metals & Mining — 1.8%
62,000	First Quantum Minerals Ltd.	$ 1,542,493
8,840	Rio Tinto Plc	759,698
23,443	Teck Resources, Ltd., Class B	579,277
	Total Metals & Mining	$ 2,881,468
Multi-Utilities — 1.2%
49,377	RWE AG	$ 1,878,315
	Total Multi-Utilities	$ 1,878,315
Oil, Gas & Consumable Fuels — 4.7%
395,000	Inpex Corp.	$ 2,708,770
132,797	Royal Dutch Shell Plc, Class B (A.D.R.)	4,823,187
	Total Oil, Gas & Consumable Fuels	$ 7,531,957
Personal Products — 2.6%
5,885	L’Oreal S.A.	$ 2,664,652
23,377	Unilever Plc	1,401,066
	Total Personal Products	$ 4,065,718
Pharmaceuticals — 2.3%
15,100	Eisai Co., Ltd.	$ 1,013,743
70,056	Pfizer, Inc.	2,713,269
	Total Pharmaceuticals	$ 3,727,012

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 19

Schedule of Investments | 5/31/21
(unaudited) (continued)

Shares		Value
	Real Estate Management & Development — 1.3%
72,391	Grand City Properties S.A.	$ 2,069,139
	Total Real Estate Management & Development	$ 2,069,139
	Semiconductors & Semiconductor Equipment — 4.3%
25,259	SK Hynix, Inc.	$ 2,835,390
84,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,787,421
46,900	Ulvac, Inc.	2,176,022
	Total Semiconductors & Semiconductor Equipment	$ 6,798,833
	Software — 1.8%
36,131	Oracle Corp.	$ 2,844,955
	Total Software	$ 2,844,955
	Textiles, Apparel & Luxury Goods — 1.3%
2,488	LVMH Moet Hennessy Louis Vuitton SE	$ 1,987,210
	Total Textiles, Apparel & Luxury Goods	$ 1,987,210
	Trading Companies & Distributors — 3.4%
38,831(a)	AerCap Holdings NV	$ 2,291,029
41,617	Ashtead Group Plc	3,040,886
	Total Trading Companies & Distributors	$ 5,331,915
	TOTAL COMMON STOCKS
	(Cost $116,209,404)	$154,933,848
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 97.3%
	(Cost $116,209,404)	$154,933,848
	OTHER ASSETS AND LIABILITIES — 2.7%	$ 4,255,203
	NET ASSETS — 100.0%	$159,189,051

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2021, the value of these securities amounted to $5,868,089, or 3.7% of net assets.

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.
20	Pioneer International Equity Fund | Semiannual Report | 5/31/21

(b)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:
	Japan	22.8%
	Netherlands	12.7%
	South Korea	10.6%
	Germany	9.0%
	France	7.9%
	United Kingdom	7.5%
	United States	6.5%
	Ireland	6.0%
	Switzerland	5.2%
	China	4.8%
	Mexico	1.4%
	Canada	1.4%
	Luxembourg	1.3%
	Spain	1.2%
	Taiwan	1.2%
	Other (individually less than 1%)	0.5%
		100.0%
Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2021, aggregated $48,125,137 and $51,975,298, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2021, the Fund did not engage in any cross trade activity.
At May 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $116,840,470 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$39,631,124
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(1,537,746)
Net unrealized appreciation	$38,093,378

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 21

Schedule of Investments | 5/31/21
(unaudited) (continued)
The following is a summary of the inputs used as of May 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals*	$2,924,069	$2,530,334	$—	$5,454,403
Health Care Equipment &
Supplies*	1,813,149	6,704,538	—	8,517,687
IT Services	1,562,023	—	—	1,562,023
Metals & Mining*	579,277	2,302,191	—	2,881,468
Oil, Gas & Consumable Fuels *	4,823,187	2,708,770	—	7,531,957
Pharmaceuticals*	2,713,269	1,013,743	—	3,727,012
Software	2,844,955	—	—	2,844,955
Trading Companies &
Distributors*	2,291,029	3,040,886	—	5,331,915
All Other Common Stocks*	—	117,082,428	—	117,082,428
Total Investments
in Securities	$19,550,958	$135,382,890	$—	$154,933,848

* Securities are valued using inputs/data furnished by independent pricing services using fair value factors.
During the six months ended May 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Statement of Assets and Liabilities | 5/31/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $116,209,404)	$154,933,848
Cash	2,851,402
Foreign currencies, at value (cost $63,137)	64,056
Receivables —
Fund shares sold	111,795
Dividends	1,386,616
Due from the Adviser	34,588
Other assets	34,965
Total assets	$159,417,270
LIABILITIES:
Payables —
Fund shares repurchased	$ 9,970
Trustees’ fees	1,349
Administrative fees	11,145
Professional fees	18,077
Transfer agent fees	36,721
Registration fees	45,993
Shareowner communications expense	32,200
Printing expense	10,784
Custodian fees	14,136
Due to affiliates	1,954
Management fees	40,255
Accrued expenses	5,635
Total liabilities	$ 228,219
NET ASSETS:
Paid-in capital	$110,095,008
Distributable earnings	49,094,043
Net assets	$159,189,051
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $83,583,821/2,941,609 shares)	$ 28.41
Class C (based on $5,390,159/220,410 shares)	$ 24.46
Class Y (based on $70,215,071/2,468,727 shares)	$ 28.44
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $28.41 net asset value per share/100%-5.75%
maximum sales charge)	$ 30.14

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 5/31/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $258,385)	$ 3,300,890
Interest from unaffiliated issuers	101
Total investment income		$ 3,300,991
EXPENSES:
Management fees	$ 485,340
Administrative expense	61,627
Transfer agent fees
Class A	75,797
Class C	4,732
Class Y	3,485
Distribution fees
Class A	98,069
Class C	25,679
Shareowner communications expense	31,942
Custodian fees	17,920
Registration fees	23,870
Professional fees	43,893
Printing expense	29,256
Pricing fees	5,207
Trustees’ fees	3,873
Insurance expense	227
Miscellaneous	4,380
Total expenses		$ 915,297
Less fees waived and expenses reimbursed by the Adviser		(183,403)
Net expenses		$ 731,894
Net investment income		$ 2,569,097
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$14,942,975
Other assets and liabilities denominated in
foreign currencies	(55,165)	$14,887,810
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 7,934,108
Other assets and liabilities denominated in
foreign currencies	749	$ 7,934,857
Net realized and unrealized gain (loss) on investments		$22,822,667
Net increase in net assets resulting from operations		$25,391,764

The accompanying notes are an integral part of these financial statements.

24	Pioneer International Equity Fund | Semiannual Report | 5/31/21

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	5/31/21	Ended
	(unaudited)	11/30/20
FROM OPERATIONS:
Net investment income (loss)	$ 2,569,097	$ 1,359,329
Net realized gain (loss) on investments	14,887,810	(909,847)
Change in net unrealized appreciation (depreciation)
on investments	7,934,857	10,798,992
Net increase in net assets resulting
from operations	$ 25,391,764	$ 11,248,474
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.05 and $0.42 per share, respectively)	$ (138,993)	$ (1,363,374)
Class C ($— and $0.25 per share, respectively)	—	(71,663)
Class Y ($0.14 and $0.52 per share, respectively)	(360,002)	(1,272,587)
Total distributions to shareowners	$ (498,995)	$ (2,707,624)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 6,321,506	$ 9,294,735
Reinvestment of distributions	490,591	2,604,525
Cost of shares repurchased	(10,005,843)	(16,699,398)
Net decrease in net assets resulting from
Fund share transactions	$ (3,193,746)	$ (4,800,138)
Net increase in net assets	$ 21,699,023	$ 3,740,712
NET ASSETS:
Beginning of period	$137,490,028	$133,749,316
End of period	$159,189,051	$137,490,028

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 25

Statements of Changes in Net Assets
(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	5/31/21	5/31/21	Ended	Ended
	Shares	Amount	11/30/20	11/30/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	153,450	$ 4,018,439	215,104	$ 4,519,013
Reinvestment of distributions	5,286	134,190	58,184	1,316,121
Less shares repurchased	(210,669)	(5,584,210)	(540,041)	(11,263,722)
Net decrease	(51,933)	$(1,431,581)	(266,753)	$ (5,428,588)
Class C
Shares sold	25,231	$ 574,437	52,759	$ 943,002
Reinvestment of distributions	—	—	3,650	71,663
Less shares repurchased	(55,397)	(1,219,857)	(95,908)	(1,715,202)
Net decrease	(30,166)	$ (645,420)	(39,499)	$ (700,537)
Class Y
Shares sold	64,545	$ 1,728,630	184,845	$ 3,832,720
Reinvestment of distributions	14,060	356,401	53,886	1,216,741
Less shares repurchased	(121,759)	(3,201,776)	(185,069)	(3,720,474)
Net increase (decrease)	(43,154)	$(1,116,745)	53,662	$ 1,328,987

The accompanying notes are an integral part of these financial statements.

26 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	5/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Class A
Net asset value, beginning of period	$ 24.00	$ 22.38	$ 20.97	$ 24.72	$ 19.45	$ 20.74
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.43	$ 0.19	$ 0.35	$ 0.37	$ 0.24	$ 0.21
Net realized and unrealized gain (loss) on investments	4.03	1.85	1.63	(2.90)	5.21	(1.17)
Net increase (decrease) from investment operations	$ 4.46	$ 2.04	$ 1.98	$ (2.53)	$ 5.45	$ (0.96)
Distributions to shareowners:
Net investment income	$ (0.05)	$ (0.42)	$ (0.50)	$ (0.45)	$ (0.18)	$ (0.33)
Net realized gain	—	—	(0.07)	(0.77)	—	—
Total distributions	$ (0.05)	$ (0.42)	$ (0.57)	$ (1.22)	$ (0.18)	$ (0.33)
Net increase (decrease) in net asset value	$ 4.41	$ 1.62	$ 1.41	$ (3.75)	$ 5.27	$ (1.29)
Net asset value, end of period	$ 28.41	$ 24.00	$ 22.38	$ 20.97	$ 24.72	$ 19.45
Total return (b)	18.59%(c)	9.23%	9.85%	(10.46)%	28.24%	(4.70)%
Ratio of net expenses to average net assets	1.15%(d)	1.15%	1.15%	1.23%	1.38%	1.45%
Ratio of net investment income (loss) to average net assets	3.27%(d)	0.92%	1.68%	1.53%	1.09%	1.10%
Portfolio turnover rate	34%(c)	66%	28%	41%	36%	41%
Net assets, end of period (in thousands)	$83,584	$71,855	$72,979	$71,885	$80,688	$65,844
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.42%(d)	1.51%	1.50%	1.54%	1.59%	1.68%
Net investment income (loss) to average net assets	3.00%(d)	0.56%	1.33%	1.22%	0.88%	0.87%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Semiannual Report | 5/31/21 27

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	5/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Class C
Net asset value, beginning of period	$20.70	$19.35	$18.09	$ 21.52	$ 16.95	$18.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.27	$ 0.02	$ 0.16	$ 0.15	$ 0.04	$ 0.03
Net realized and unrealized gain (loss) on investments	3.49	1.58	1.41	(2.53)	4.55	(1.02)
Net increase (decrease) from investment operations	$ 3.76	$ 1.60	$ 1.57	$ (2.38)	$ 4.59	$ (0.99)
Distributions to shareowners:
Net investment income	$ —	$ (0.25)	$ (0.24)	$ (0.28)	$ (0.02)	$ (0.19)
Net realized gain	—	—	(0.07)	(0.77)	—	—
Total distributions	$ —	$ (0.25)	$ (0.31)	$ (1.05)	$ (0.02)	$ (0.19)
Net increase (decrease) in net asset value	$ 3.76	$ 1.35	$ 1.26	$ (3.34)	$ 4.57	$ (1.18)
Net asset value, end of period	$24.46	$20.70	$19.35	$ 18.09	$ 21.52	$16.95
Total return (b)	18.16%(c)	8.32%	8.93%	(11.22)%	27.09%	(5.50)%
Ratio of net expenses to average net assets	1.97%(d)	1.97%	1.99%	2.09%	2.26%	2.35%
Ratio of net investment income (loss) to average net assets	2.42%(d)	0.10%	0.87%	0.73%	0.22%	0.20%
Portfolio turnover rate	34%(c)	66%	28%	41%	36%	41%
Net assets, end of period (in thousands)	$5,390	$5,188	$5,614	$ 6,565	$11,072	$9,829
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.18%(d)	2.22%	2.21%	2.27%	2.32%	2.37%
Net investment income (loss) to average net assets	2.21%(d)	(0.15)%	0.65%	0.55%	0.16%	0.18%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

28 Pioneer International Equity Fund | Semiannual Report | 5/31/21

The accompanying notes are an integral part of these financial statements.

	Six Months
	Ended	Year	Year	Year	Year	Year
	5/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Class Y
Net asset value, beginning of period	$ 24.06	$ 22.44	$ 21.03	$ 24.79	$ 19.50	$ 20.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.49	$ 0.29	$ 0.44	$ 0.46	$ 0.33	$ 0.28
Net realized and unrealized gain (loss) on investments	4.03	1.85	1.63	(2.91)	5.21	(1.17)
Net increase (decrease) from investment operations	$ 4.52	$ 2.14	$ 2.07	$ (2.45)	$ 5.54	$ (0.89)
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.52)	$ (0.59)	$ (0.54)	$ (0.25)	$ (0.42)
Net realized gain	—	—	(0.07)	(0.77)	—	—
Total distributions	$ (0.14)	$ (0.52)	$ (0.66)	$ (1.31)	$ (0.25)	$ (0.42)
Net increase (decrease) in net asset value	$ 4.38	$ 1.62	$ 1.41	$ (3.76)	$ 5.29	$ (1.31)
Net asset value, end of period	$ 28.44	$ 24.06	$ 22.44	$ 21.03	$ 24.79	$ 19.50
Total return (b)	18.87%(c)	9.69%	10.37%	(10.15)%	28.76%	(4.34)%
Ratio of net expenses to average net assets	0.70%(d)	0.70%	0.70%	0.87%	0.99%	1.09%
Ratio of net investment income (loss) to average net assets	3.73%(d)	1.39%	2.14%	1.91%	1.48%	1.45%
Portfolio turnover rate	34%(c)	66%	28%	41%	36%	41%
Net assets, end of period (in thousands)	$70,215	$60,447	$55,156	$58,647	$93,627	$74,448
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.92%(d)	0.96%	0.93%	1.06%	1.06%	1.09%
Net investment income (loss) to average net assets	3.51%(d)	1.13%	1.91%	1.72%	1.41%	1.45%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 29

Notes to Financial Statements | 5/31/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer International Equity Fund (the “Fund”) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K had not commenced operations as of May 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The

30 Pioneer International Equity Fund | Semiannual Report | 5/31/21

Fund has adopted ASU 2018-13 for the six months ended May 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices

Pioneer International Equity Fund | Semiannual Report | 5/31/21 31

are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At May 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

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Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 33

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$2,707,624
Total	$2,707,624

The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$ 498,724
Capital loss carryforward	(6,488,663)
Net unrealized appreciation	30,191,213
Total	$24,201,274

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to Passive Foreign Investment Companies (“PFICs”).
E. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,770 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2021.
F. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

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G. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom withdrew from the EU, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. To the extent that the Fund invests from time to time more than 25% of its

Pioneer International Equity Fund | Semiannual Report | 5/31/21 35

assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. To the extent the Fund invests from time to time in issuers organized or located in China, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments, which may limit the securities in which the Fund may invest, and require the Fund to sell certain investments.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

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COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly. For the six months ended May 31, 2021, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 1.15%, 2.15% and 0.70%, of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations will be in effect through April 1, 2022. There can be no
Pioneer International Equity Fund | Semiannual Report | 5/31/21 37

assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended May 31, 2021 are reflected in the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $37,907 in management fees, administrative costs and certain other reimbursements payable to the Adviser at May 31, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended May 31, 2021, the Fund paid $3,873 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At May 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,349.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended May 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$29,430
Class C	2,298
Class Y	214
Total	$31,942

5. Distribution and Service Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor

38 Pioneer International Equity Fund | Semiannual Report | 5/31/21

0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,302 in distribution fees payable to the Distributor at May 31, 2021.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended May 31, 2021, CDSCs in the amount of $378 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million.
Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2021, the Fund had no borrowings under the credit facility.

Pioneer International Equity Fund | Semiannual Report | 5/31/21 39

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19390-15-0721

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

NA

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

NA

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

NA

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VIII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date August 4, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date August 4, 2021

* Print the name and title of each signing officer under his or her signature.